UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020 (July 17, 2020)

Malacca Straits Acquisition Company Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 601-2

St. George’s Building

2 Ice House Street

Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 21060888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	MLACU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	MLAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	MLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 17, 2020, Malacca Straits Acquisition Company Limited (the “Company”) consummated its initial public offering (the “IPO”) of 12,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,875,000 additional Units.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,000,000 warrants (the “Private Placement Warrants”) to Malacca Straits Management Company Limited (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,000,000.

A total of $125,000,000, comprised of $122,500,000 of the proceeds from the IPO (which amount includes $4,375,000 of the underwriter’s deferred discount) and $2,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account located in the United States at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of July 17, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On July 21, 2020, the Company consummated the sale of an additional 1,875,000 Units that were subject to the underwriters’ over-allotment option at $10.00 per Unit, generating gross proceeds of $18,750,000. Simultaneously with the closing of the sale of additional Units, the Company consummated the sale of an additional 375,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $375,000. Following the closing of the over-allotment option and sale of additional Private Placement Warrants, an aggregate amount of $143,750,000 has been placed in the Company’s trust account established in connection with the IPO.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of July 17, 2020.
99.2	Press Release, dated July 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2020	Malacca Straits Acquisition Company Limited

	By:	/s/ Kenneth Ng
Name: Kenneth Ng
Title: Chief Executive Officer and President

2